UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 9, 2001

HEALTHCARE REALTY TRUST INCORPORATED
(Exact name of registrant as specified in its chapter)

Maryland (State or other jurisdiction of incorporation)	1-11852 (Commission File Number)	62-1507028 (IRS Employer Identification No.)

3310 West End Avenue

Suite 700

Nashville, Tennessee 37203
 (Address of principal executive offices)

(615) 269-8175

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURES
SUPPLEMENTAL DATA REPORT

Item 9. Regulation FD Disclosure

     Healthcare Realty Trust is filing a revised version of its Supplemental Data Report, originally filed October 25, 2001, which is contained on its website (www.healthcarerealty.com). Schedules 1 (footnote 2), 2, 12 and 13 have been modified.

Item 7. Financial Statements and Exhibits

c) Exhibits

99.1	Supplemental Data Report, dated November 8, 2001, for the three months ended September 30, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By: /s/ Timothy G. Wallace Timothy G. Wallace Executive Vice President and Chief Financial Officer

Date: November 9, 2001